UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025 (May 27, 2025)

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The Nasdaq Stock Market L.L.C.

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144

(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, the Chairman of the Federal Communications Commission (the “FCC”) sent a letter on May 9, 2025 to EchoStar Corporation (“EchoStar”) indicating that the FCC has begun a review of EchoStar’s compliance with certain of its federal obligations to provide 5G service in the United States and raising certain questions regarding its September 2024 buildout extension and mobile-satellite service (“MSS”) utilization in the 2GHz band. On May 27, 2025, EchoStar filed comments on the FCC’s public notices seeking comment on:  (i) a petition for reconsideration of the grant of the acceleration and conditional extension of the construction deadlines for certain EchoStar licenses; and (ii) the status of EchoStar’s MSS operations in the 2 GHz band.   In its filing, available on the FCC’s website, EchoStar details how its terrestrial and satellite services advance the public interest and America’s global wireless leadership.

EchoStar’s filing explains, among other things, that interrupting EchoStar’s ongoing deployment would threaten its viability as a wireless provider and endanger the video and satellite services upon which millions of consumers rely.  The FCC’s public notices introduce the possibility of reversing prior grants of authority to EchoStar and have materially adversely affected EchoStar by creating uncertainty over its spectrum rights and effectively freezing its ability to make decisions regarding its 5G network buildout. In its filing, EchoStar requests that the FCC deny the petition for reconsideration; reaffirm that EchoStar has satisfied its accelerated December 31, 2024 milestones, thus triggering the extensions conditionally granted to EchoStar; and reaffirm certain exclusive EchoStar licenses in the 2 GHz band. As part of its FCC filing, EchoStar also makes the following disclosures: (i) EchoStar currently has 1.3 million subscribers on net; and (ii) EchoStar added 88,000 wireless subscribers in April.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION DISH NETWORK CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION
Date: May 28, 2025	By:	/s/ Dean A. Manson
Dean A. Manson Chief Legal Officer and Secretary